UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

(Address of Principal Executive Office) (Zip Code)

(617) 714-0360

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPTX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On October 6, 2025, Leap Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named therein (the “Purchasers”), for the private placement (the “Private Placement”) of (i) an aggregate of 15,212,311 shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an offering price of $0.52064 per share, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 80,768,504 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an offering price of $0.51964 per Pre-Funded Warrant, each exercisable for one share of Common Stock at the exercise price of $0.001 per Pre-Funded Warrant Share, and (iii) common warrants (the “Common Warrants” and together with the Shares and Pre-Funded Warrants, the “Securities”) to purchase up to an aggregate of 71,985,605 shares of Common Stock (the “Common Warrant Shares”), each exercisable for one share of Common Stock at the exercise price of $0.5335 per Common Warrant Share.

The Private Placement closed on October 8, 2025 (the “Closing Date”). The aggregate gross proceeds of the Private Placement were approximately USD $58.88 million, before deducting fees and expenses.

The Common Warrants are exercisable in cash or by means of a cashless exercise. They will expire on the tenth anniversary of their date of issuance. The exercise price and the number of shares of Common Stock issuable upon exercise of each Common Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Common Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof (together with its affiliates) immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving notice to the Company (with 61 days’ notice required for increases), but not to any percentage in excess of 19.99%.

The Pre-Funded Warrants are exercisable in cash or by means of a cashless exercise and will not expire until the date such Pre-Funded Warrants are fully exercised. The unfunded exercise price of each Pre-Funded Warrant will equal $0.001 per underlying Pre-Funded Warrant Share. The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof (together with its affiliates) immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving notice to the Company (with 61 days’ notice required for increases), but not to any percentage in excess of 19.99%.

The Company intends to use the net proceeds from the Private Placement for its recently announced digital asset treasury strategy, pursuant to which the Company plans to pursue a number of strategic initiatives involving investment in tokens and digital asset treasury activities. The Company will also use a portion of the proceeds to continue development of the Company’s therapeutic programs, including FL-501 and sirexatamab, as well as to pay the transaction costs and fees, and for working capital and general corporate purposes.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Pursuant to the Securities Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of the Company’s securities for a period beginning on the date of the Securities Purchase Agreement until the thirtieth (30th) day following the Closing Date, subject to certain exceptions.

Parcrest International (“Parcrest”) has agreed to serve as the Company’s placement agent in connection with the Private Placement. The Company has agreed to pay Parcrest $1.5 million, of which $1.0 million will be paid in cash and the remainder in the form of warrants (the “Placement Agent Warrants”), which shall be of the same series and have the same terms as the Common Warrants, to purchase up to 4,000,000 shares of Common Stock. The Placement Agent has agreed that it shall not sell, transfer, assign, pledge, or otherwise dispose of any of the Placement Agent Warrants or the warrant shares underlying the Placement Agent Warrants for a period of six (6) months following their issuance date, except with the prior written consent of both the Company and the Lead Investor (as defined below).

The Securities to be issued pursuant to the Securities Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and will be issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The Securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated October 6, 2025 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares, the Common Warrant Shares, and the Pre-Funded Warrant Shares on an effective registration statement, pursuant to a registration statement (the “Resale Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) no later than thirty (30) days following the written demand by any Purchaser. The Company has agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective as promptly as possible, but in no event later than the tenth (10th) calendar day following its filing date, or, in the event of a review by the SEC, the seventy-fifth (75th) calendar day following the filing date (provided, that if the SEC is closed for operations due to a government shutdown, the effectiveness date shall be extended by the same number of trading days on which the SEC remains closed), and to keep the Resale Registration Statement continuously effective from the date on which the SEC declares the Resale Registration Statement to be effective until (i) the date on which the Purchasers shall have resold or otherwise disposed of all the Registrable Securities (as such term is defined in the Registration Rights Agreement) covered thereby, or (ii) the date on which the Registrable Securities may be resold by the Purchasers without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 or any other rule of similar effect.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing descriptions of the Securities Purchase Agreement, Registration Rights Agreement, the Common Warrants and the Pre-Funded Warrants are not complete and are qualified in their entirety by reference to the forms of Securities Purchase Agreement, Registration Rights Agreement, Common Warrant and Pre-Funded Warrant, which are filed as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Lead Investor Agreement

On October 6, 2025, the Company entered into a Lead Investor Agreement (the “Lead Investor Agreement”) with Winklevoss Treasury Investments, LLC (the “Lead Investor”) to secure the commitment of the Lead Investor in the Private Placement. Pursuant to the Lead Investor Agreement, as of the Closing Date, the Board of Directors of the Company (the “Board”) increased the size of the Board to twelve members and, subject to applicable corporate governance requirements, has granted the Lead Investor the right to nominate two directors to the Board to fill the vacancies (the “Investor Designees”), one of whom shall act as chair of the Board. From and after the Closing Date, so long as the Lead Investor continues to beneficially own at least 16.7% of the Common Stock, the Lead Investor shall have the right to designate two Investor Designees, one of whom shall also be chair of the Board, and for so long as the Lead Investor continues to beneficially own at least 8.33% but less than 16.7% of the Common Stock, the Lead Investor shall have the right to designate one Investor Designee, who shall also be the chair of the Board. The Company has agreed to use its reasonable best efforts to cause the Investor Designees to be elected to the Board (including recommending that the Company’s stockholders vote in favor of the election of the Investor Designees). The Lead Investor Agreement also contains customary representations and warranties, confidentiality provisions and limitations on liability.

The foregoing description of the Lead Investor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lead Investor Agreement, a copy of which is attached hereto as Exhibit 10.3, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On October 9, 2025, the Company issued a press release announcing the Closing of the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the Private Placement and related transactions, the intended use of proceeds from the Private Placement, the assets to be held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and the expected financial impacts of the proposed transactions described herein. Each forward-looking statement contained in this Current Report on Form 8-K (and the associated exhibits attached hereto) is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the Private Placement may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the transactions and the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of cryptocurrencies; the risk that the price of the Company’s Common Stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; as well as those risks and uncertainties identified under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 26, 2025 and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of this Current Report on Form 8-K.

We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K (and the associated exhibits attached hereto). You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements except as required by applicable law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Lead Investor Agreement
99.1	Press Release, dated October 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Date: October 9, 2025	/s/ Douglas E. Onsi
Douglas E. Onsi
President & CEO